Variable Portfolio-Marsico Growth Fund Supplement dated January 22, 2013 to the Prospectus and Statement of Additional Information (SAI) dated May 1, 2012

Marsico Capital Management, LLC will continue to provide services to the Fund through March 22, 2013.

For the prospectus

Effective on or about March 25, 2013, the following changes are hereby made to the Fund’s prospectus:

The name of the Fund is changed to Variable Portfolio-Holland Large Cap Growth Fund.

The “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and replaced as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000 Index (Index). The market capitalization range of the companies included within the Index was $313 million to $498.4 billion as of December 31, 2012. The market capitalization range of the companies in the Index is subject to change. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (REITs) and American Depositary Receipts (ADRs). The Fund invests primarily in U.S. companies. Up to 25% of the Fund’s net assets may be invested in foreign investments, including investments in emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Holland Capital Management LLC (Holland or the Subadviser), which provides day-to-day portfolio management of the Fund.

The “Principal Risks of Investing in the Fund” in the Summary of the Fund is hereby revised to delete “Risks of Foreign/Emerging Markets Investing Risk” and “Sector Risk” and to add the following risks:

Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

Depositary Receipts Risks. Depositary receipts are receipts issued by a bank or trust company and evidence of ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political and economic conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Equity Securities Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into common stocks, REITs and ADRs. Investing in such securities may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Investments in ADRs are subject to certain of the risks associated with investing directly in foreign securities.

Focused Portfolio Risk. Because the Fund may invest in a limited number of companies, the Fund as a whole is subject to greater risk of loss if any of those securities decline in price.

Foreign Securities Risk. Investments in foreign securities involve certain risks not associated with investments in securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than investments in securities of U.S. companies.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Preferred Stock Risk. Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include Issuer Risk and Market Risk.

Real Estate-related Investment Risk. Investment in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subjects the Fund, among other risks, to risks similar to those of direct investments in real estate and the real estate industry in general, including risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, by changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for tax-free pass-through of income. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.

The Past Performance section in the Summary of the Fund is superseded and replaced as follows:

PAST PERFORMANCE

The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 2 share performance has varied for each full calendar year shown. The table shows how the Fund’s average annual total returns compare to its benchmark index.

The Fund’s returns do not reflect expenses that apply to your Accounts and Contracts. Inclusion of these charges would reduce total returns for all periods shown.

The Fund’s past performance is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611.

Class 2 Annual Total Returns

-2.58%	11.85%
2011	2012

(calendar year)

During the period shown:

• Highest return for a calendar quarter was 15.78% (quarter ended March 31, 2012).

• Lowest return for a calendar quarter was -6.30% (quarter ended June 30, 2012).

Average Annual Total Returns

(for periods ended December 31, 2012)	1 year	Since inception (5/7/10)
Variable Portfolio-Holland Large Cap Growth Fund
Class 1	12.05%	11.04%
Class 2	11.85%	10.78%
Russell 1000 Growth Index (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)*	15.26%	13.34%
S&P 500 Index (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)*	16.00%	12.27%

* On March 25, 2013, the Russell 1000 Growth Index replaced the S&P 500 Index as the Fund’s primary benchmark. This benchmark change was made based on a recommendation by the Fund’s investment manager to the Fund’s Board that the new benchmark provides a more appropriate basis for comparing the Fund’s performance. Information on the new and the old benchmarks shown will be included for a one-year transition period. Thereafter, only the new benchmark will be included.

The Subadviser and Portfolio Managers named under the section “Fund Management” in the Summary of the Fund section is superseded and replaced as follows:

Subadviser: Holland Capital Management LLC

Portfolio Manager	Title	Managed Fund Since
Monica Walker	Chief Executive Officer and Chief Investment Officer, Co-Portfolio Manager	March 2013
Carl Bhathena	Co-Portfolio Manager and Senior Equity Analyst (Technology)	March 2013

The “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large capitalization companies that fall within the range of the Russell 1000 Index (Index). The market capitalization range of the companies included within the Index was $313 million to $498.4 billion as of December 31, 2012. The market capitalization range of the companies in the Index is subject to change. Equity securities include common stocks, preferred stocks, securities convertible into common stocks, real estate investment trusts (REITs) and American Depositary Receipts (ADRs). The Fund invests primarily in U.S. companies. Up to 25% of the Fund’s net assets may be invested in foreign investments, including investments in emerging markets. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment manager to the Fund and is responsible for the oversight of the Fund’s subadviser, Holland Capital Management LLC (Holland or the Subadviser), which provides day-to-day portfolio management of the Fund.

Holland’s investment philosophy is grounded in bottom up, fundamental research. Holland seeks companies that it believes exhibit the following characteristics:

•	Superior management teams
•	Poised for double-digit earnings growth selling at reasonable valuations
•	Strong financial condition
•	Niche products or services that possess superior competitive positioning
•	Significant insider ownership

Holland’s investment process entails performing bottom-up fundamental research to identify stocks that meet their long-term conservative growth criteria, and includes a top-down overlay. Holland does not make specific predictions regarding the economy or interest rates. Instead, Holland analyzes the current environment to understand whether the direction of these factors may have a material impact on or create certain risks within the Fund’s portfolio.

The “Principal Risks of Investing in the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Principal risks associated with an investment in the Fund include:

•	Active Management Risk
•	Convertible Securities Risk
•	Depositary Receipts Risk
•	Emerging Market Securities Risk
•	Equity Securities Risk
•	Focused Portfolio Risk
•	Foreign Securities Risk
•	Growth Securities Risk
•	Issuer Risk
•	Market Risk
•	Preferred Stock Risk
•	Real Estate-related Investment Risk

The description of the Subadviser and Portfolio Managers responsible for the Fund’s day-to-day management, as described under the section “Portfolio Management” in the More Information About the Fund section, is superseded and replaced as follows:

Subadviser: Holland, which began serving as Subadviser to the Fund in March 2013, is located at 303 W. Madison, Suite 700, Chicago, Illinois 60606. Holland, subject to the supervision of Columbia Management, provides day-to-day management of the Fund’s portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with Columbia Management.

The portfolio managers responsible for the day-to-day management of the Fund are:

Monica Walker, Chief Executive Officer and Chief Investment Officer, Co-Portfolio Manager

•	Managed the Fund since March 2013.
•	Founding partner of Holland and has been a portfolio manager since the 1992 inception of the Large Cap Growth product.
•	Has over 24 years of industry experience.
•	B.B.A. in accounting from the University of Texas at Arlington.

Carl Bhathena, Co-Portfolio Manager and Senior Equity Analyst (Technology)

•	Managed the Fund since March 2013.
•	Joined Holland in 1998.
•	Has over 19 years of industry experience.
•	B.A. in economics from Baldwin-Wallace College; M.B.A. with honors from the University of Hartford’s Beatrice Auerbach School with an investment finance concentration.

For the SAI

Effective on or about March 25, 2013, the following changes are hereby made to the Fund’s SAI:

The name of the Fund is changed to Variable Portfolio-Holland Large Cap Growth Fund.

Table 8. Subadvisers and Subadvisory Agreement Fee Schedules are revised to include the following:

Table 8. Subadvisers and Subadvisory Agreement Fee Schedules

Fund	Subadviser	Parent Company	Fee Schedule
Variable Portfolio-Holland Large Cap Growth Fund	Holland Capital Management LLC (Holland) (effective March 25, 2013)	N/A	0.40% on first $100 million, reducing to 0.20% as assets increase

Table 10. The Fund’s Portfolio Managers are revised as follows (the table lead-in information is restated for your convenience):

Portfolio Managers. For all funds the following table provides information about the funds’ portfolio managers as of Dec. 31, 2012, unless otherwise noted. All shares of the Variable Portfolio funds are owned by life insurance companies and Qualified Plans and are not available for purchase by individuals. Consequently, no portfolio manager owns any shares of Variable Portfolio funds.

Table 10. Portfolio Managers

Holland Large Cap Growth Fund	Portfolio Manager	Other Accounts Managed		Performance Based Accounts(b)	Potential Conflicts of Interest	Structure of Compensation
		Number and type of account(a)	Approximate Total Net Assets (excluding the fund)
Holland:
	Monica Walker	1 RICs 56 other accounts	$68,053,662 $2,312,389,701	2 other accounts ($769,481,040)	(1)	(A)
	Carl Bhathena	1 RICs 56 other accounts	$68,053,662 $2,312,389,701	2 other accounts ($769,481,040)

(a)	RIC refers to a Registered Investment Company (each series or portfolio of a RIC is treated as a separate RIC); PIV refers to a Pooled Investment Vehicle.
(b)	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

Potential Conflicts of Interest

(1) Holland

Portfolio Managers at the sub-advisor manage portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, or foundations), commingled trust accounts, and other types of funds. They may have investment objectives, strategies and risk profiles that differ from those of the Fund. Portfolio Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices and other relevant investment considerations applicable to that client portfolio.

In managing other accounts, certain material conflicts of interest may arise. Potential conflicts include, for example, conflicts between the investment strategy of the Fund and the investment strategy of other accounts managed by the Fund’s Portfolio Managers and conflicts in the allocation of investment opportunities between the Fund and such other accounts. Potential material conflicts may also arise in connection with the Portfolio Managers’ management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other, or where the other accounts have higher or performance-based fee arrangements.

The sub-advisor has a fiduciary responsibility to treat all clients fairly. The sub-advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the sub-advisor monitors a variety of areas, including compliance with the account’s guidelines, the allocation of securities, and compliance with its Code of Ethics.

Structure of Compensation

(A) Holland

Monica L. Walker and Carl R. Bhathena have ownership interests in the sub-advisor. The compensation package for Portfolio Managers who are owners of the sub-advisor is based on years of experience in the industry as well as competitive market factors and reflects a Portfolio Manager’s contribution to the sub-advisor’s success as well as his or her contribution and participation as an owner of the sub-advisor.

A portion of the overall compensation may include annual cash bonuses dependent upon the overall performance of the firm, as determined by the sub-advisor’s Board and as measured by pre-tax portfolio results net-of-fees relative to their respective benchmarks for the past year, the increase in assets under management and increase in pre-tax income. Portfolio Managers/ owners receive income based upon the overall financial performance of the firm commensurate with their interest in the company. In addition to being a co-portfolio manager of the Fund and other equity accounts of the Subadvisor, Mr. Bhathena is also a Senior Equity Analyst of the sub-advisor and his incentive compensation is more quantitatively derived and is based on both individual and team performance. Mr. Bhathena’s compensation is structured in a manner that aligns his performance with client performance objectives and ensures rewards for major contributions to portfolio performance.

The rest of the section remains the same.

Shareholders should retain this Supplement for future reference.

S-6546-25 A (1/13)